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                    U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                      JANUARY 31, 1997 (JANUARY 24, 1997)
                      -----------------------------------
                Date of Report (Date of earliest event reported)

                                 RENT-WAY, INC.
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             (Exact name of registrant as specified in its charter)

       PENNSYLVANIA                    000-22026                25-1407782
       ------------                    ---------                ----------
(State or other jurisdiction       (Commission File            (IRS Employer
      of corporation)                   Number)              Identification No.)

3230 WEST LAKE ROAD, ERIE, PENNSYLVANIA                            16505
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(Address of principal executive offices)                          Zip Code

Registrant's telephone number, including area code:  (814) 836-0618
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                                 RENT-WAY, INC.

                                 8-K, Continued

ITEM 5.   OTHER EVENTS

The registrant issued the following press release on January 24, 1997:

Erie, PA, January 24, 1997 -- Rent-Way, Inc. (NASDAQ-RWAY), today announced it signed a definitive purchase agreement to acquire 70 rental-purchase stores, located in Colorado, Florida, Indiana, Kentucky, Michigan, Ohio, and West Virginia from Rental King, a privately-owned chain. "With the completion of this acquisition, Rent-Way will become the fourth largest company in the rental-purchase industry, with 193 stores and revenues at a twelve month running rate approaching $100 million", stated William E. Morgenstern, President and CEO of Rent-Way.

The purchase price is approximately $23 million. No other terms or details of the definitive purchase agreement were disclosed. Closing of the transaction is set for early February, subject to due diligence, the completion of financial arrangements and other customary conditions.

Annual revenues for 62 of the 70 stores is approximately $24 million. "Eight of the 70 stores are newly opened and have only been operating for about 60 days. Therefore the revenue stream of these stores is just beginning, while a significant portion of the start up costs have already been expensed", explained Mr. Morgenstern.

This acquisition is the second announced in 1997. Assuming completion of the acquisition, Rent-Way will have grown from just 19 stores with annual revenues of $8 million when it had its public offering in 1993, to 193 stores with monthly revenues of approximately $8 million.

Rent-Way currently operates a chain of 123 rental-purchase stores located in Delaware, Florida, Illinois, Indiana, Maryland, Michigan, New Jersey, New York, Ohio, Pennsylvania, Virginia, and Washington, DC. The Company rents brand name durable household products such as home entertainment equipment, furniture, and major appliances on a week-to-week or month-to-month basis under full service rental-purchase agreements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     RENT-WAY, INC.
                                               --------------------------
                                                      (Registrant)

Date      JANUARY 31, 1997                       /s/  JEFFREY A. CONWAY
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                                                       (Signature)
                                                     JEFFREY A. CONWAY
                                                  CHIEF FINANCIAL OFFICER

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